                                                                    Exhibit 10.8

--------------------------------------------------------------------------------
                                SIXTH AMENDMENT
                        TO SECOND AMENDED AND RESTATED
                      MULTICURRENCY REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT
--------------------------------------------------------------------------------

     Sixth Amendment, dated as of January 31, 2001 (the "Effective Date"), to Second Amended and Restated Multicurrency Revolting Credit and Term Loan Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) and the other lending institutions from time to time listed on Schedule 1 to the Credit Agreement (as
                                         ----------
hereinafter defined) as Lenders therein (collectively, the "Lenders"), amending certain provisions of the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June 24, 1998, as amended by the First Amendment thereto, dated as of October 1, 1998, the Second Amendment and Waiver thereto, dated as of January 29, 1999, the Third Amendment thereto, dated as of March 22, 1999, the Fourth Amendment thereto, dated as of November 5, 1999, the Fifth Amendment thereto, dated as of June 29, 2000, and as the same may be further amended, modified, supplemented, and in effect from time to time (the "Credit Agreement"), by and among the Company, Samsonite Europe, the Lenders, BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as administrative agent for the Agents and the Lenders (the "Administrative Agent"), FLEET NATION& BANK (formerly known as BankBoston, N.A.), as syndication agent for the Agents and the Lenders (the "Syndication Agent"), FORTIS BANK (formerly known as Generale Bank), as foreign agent for the Agents and the Lenders (the "Foreign Agent"), and as fronting bank (the "Fronting Bank"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent for the Agents and the Lenders (the "Documentation Agent"), and the other parties thereto. Terms not otherwise defined herein that are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Loan Documents; and

     WHEREAS, subject to the terms and conditions of this Amendment, the Majority Lenders have agreed to amend certain terms and conditions of the Loan Documents as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and efficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)l.  Certain Amendments to the Credit Agreement.  Subject to the
            -------------------------------------------
satisfaction of the applicable conditions precedent set forth in (S)2 hereof and effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

     (S)1.1.  Interest Expense.  The definition of Consolidated Total Interest
              ----------------
Expense contained in (S)1.1 of the Credit Agreement is hereby amended by inserting, immediately after the final sentence thereof, the following sentence:

     "The calculation of Consolidated Total Interest Expense shall exclude the "amendment fees" provided for in the Sixth Amendment to this Agreement."

     (S)1.2.  EBITDA.  The definition of EBITDA contained in (S)1.1 of the
              ------
Credit Agreement is hereby amended as follows:

     (a) The following new clause is hereby inserted into the first paragraph of such definition of EBITDA, immediately prior to the semi-colon at the end of clause (d) of such first paragraph:

     ", plus (e) royalty and dividend income paid in cash to, and received by,
        ----
     the Company or any of its Non-Excluded Subsidiaries from Excluded Subsidiaries"

     (b) The new phrase "and (S)11.6" is hereby inserted into the fourth paragraph of such definition of EBITDA, immediately after the phrase "compliance with (S)11.5" in the first sentence of such fourth paragraph of such definition.

     (c) The following new paragraph is hereby added to such definition of EBITDA at the end thereof:

         "Solely for the purpose of calculation of EBITDA as utilized in the determination of the Senior Leverage Ratio and the Interest Coverage Ratio, and also as utilized in the determination of compliance with (S)11.5 and
     (S)11.6 hereof and in the computation of EBITDA for purposes of
     (S)(S)9.4(m) and 11.3 hereof, the determination of EBITDA for any relevant fiscal period shall, without duplication, be made without regard to applicable restructuring charges (and related one-time charges or costs associated with the relevant restructuring giving rise to the restructuring charges), of not more than $20,500,000 in the aggregate, relating to the restructuring of United States operations pursuant to the restructuring plan approved by the Company's Board of Directors in January 2001 (the "U.S. Restructuring"), that may be incurred during the period consisting of the fiscal years ending January 31, 2001, January 31, 2002, January 31, 2003, and January 31, 2004, provided that any amounts of such applicable
                                 -------------
     restructuring charges to be so excluded under this clause that consist of cash charges shall not exceed $11,500,000 in the aggregate.".

     (S)1.3.  Senior Leverage Ratio.  Section 11.1.2 of the Credit Agreement is
              ---------------------
hereby amended by deleting the table set forth therein in its entirety and by replacing it with the following new table:


                           "PERIOD                     MAXIMUM RATIO PERMITTED
              November 1, 1999 - January 31, 2000            2.60 to 1.00
              February 1, 2000 - January 30, 2001            2.50 to 1.00
              January 31, 2001 and thereafter                2.00 to 1.00"

     (S)1.4. Interest Coverage Ratio. The definition of Interest Coverage Ratio
             -----------------------
contained in (S)1.1. of the Credit Agreement is hereby amended by inserting the phrase "and (S)11.6" immediately after the phrase "(S)11.2.1" in the second sentence of such definition. Section 11.2.2 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and by replacing it with the following new table:

                           "PERIOD                          MINIMUM RATIO
              October 31, 1999 -January 30, 2000              1.10:1.00
              January 31, 2000 - April 29, 2000               1.25:1.00
              April 30, 2000 - July 30, 2000                  1.35:1.00
              July 31, 2000 - October 30, 2000                1.40:1.00
              October 31, 2000 -January 30, 2002              1.50:1.00
              January 31, 2002 - April 29, 2002               1.60:1.00
              April 30, 2002 - July 30, 2002                  l.75:1.00
              July 31, 2002 - October 30, 2002                2.00:1.00

              October 31, 2002 - January 30, 2003             2.10:1.00
              January 31, 2003 - April 29, 2003               2.25:1.00
              April 30, 2003 and thereafter                   2.50:1.00"

     (S)1.5.  Capital Expenditures Covenant. Section 11.3 of the Credit
              -----------------------------
Agreement is hereby amended by deleting the caption heading and text thereof in their entirety and replacing such deleted caption heading and text with the following:

          "11.3.  Capital Expenditures.  The Borrowers will not make, or permit
                  --------------------
     any Non-Excluded Subsidiary of a Borrower to make, Capital Expenditures in any fiscal year of the Company ending on or after January 31, 1999 that exceed, in the aggregate (for the Borrowers and all Non-Excluded Subsidiaries), the amount (for each fiscal year, the "Basic Amount") equal to: (a) $35,000,000 in each of the respective fiscal years ending January 31, 1999, January 31, 2000, and January 31, 2001; (b) $40,000,000 in each of the respective fiscal years ending January 31, 2002, January 31, 2003, and January 31, 2004; or (c) $35,000,000 in each subsequent fiscal year; provided, however, that the foregoing limitation on Capital Expenditures in any event shall apply only with respect to each fiscal year in which the Leverage Ratio, as determined for any Reference Period ending as of the end of any fiscal quarter in such fiscal year, exceeds 3.50:1.00, and further
                                   ------                              -------
     provided, if during any such fiscal year the permitted. Basic Amount of
     --------
     Capital Expenditures is not so utilized, such unutilized amount (each being referred to as an "Unspent Amount") may be utilized in (but only in) the immediately subsequent fiscal year, and not thereafter; in any such subsequent fiscal year, actual Capital Expenditures made from time to time in such fiscal year shall be deemed to have been made first from (and to utilize) the applicable Unspent Amount carried over into such fiscal year from the immediately prior fiscal year, and then to have been made from (and to utilize) the applicable Basic Amount for such fiscal year permitted by this (S)11.3; and in any event the applicable Unspent Amount to be carried over into any fiscal year shall not exceed the Basic Amount for the applicable fiscal year in which such applicable Unspent Amount arises."

     (S)1.6.  Minimum EBITDA.  Section 11.5 of the Credit Agreement is hereby
              --------------
amended by deleting the caption heading and text thereof in their entirety, and replacing such deleted caption heading and text with the following:

     "11.5.  Minimum EBITDA.  As of any fiscal quarter end date set forth in the
             --------------
       table below, EBITDA determined for the Reference Period ending on such date shall not be less than the amount set forth in the table below opposite such fiscal quarter end date:

                 "FISCAL QUARTER END DATE             MINIMUM AMOUNT
              January 31, 2001                         $  80,000,000
              April 30, 2001                           $  73,500,000
              July 31, 2001                            $  73,500,000
              October 31, 2001                         $  78,000,000
              January 31, 2002                         $  81,500,000
              April 30, 2002                           $  85,000,000
              July 31, 2002                            $  87,500,000
              October 31, 2002                         $  90,000,000
              January 31, 2003                         $  92,500,000
              April 30, 2003                           $  95,000,000
              July 31, 2003                            $ 100,000,000
              October 31, 2003                         $ 105,000,000

              January 31,2004 and each fiscal          $110,000,000"
              quarter end date thereafter

     (S)1.7    Fixed Charge Coverage Ratio. The following new (S)11.6 is hereby
               ---------------------------
added to the Credit Agreement, immediately after (S)11.5 thereof:

        "11.6.    Fixed Charge Coverage Ratio. As of any fiscal quarter end date
                  ---------------------------
     that is on or after January 31, 2002, the Fixed Charge Coverage Ratio as determined for the Reference Period ending on such date shall not be less than 1.00 to 1.00. For any fiscal period, the "Fixed Charge Coverage Ratio" for such fiscal period shall mean, as determined with respect to the Company and its Non-Excluded Subsidiaries for such fiscal period, the ratio of (a) the amount equal to the result (without duplication) of (i) EBITDA for such fiscal period, minus (ii) cash payments for all taxes paid during
                             -----
     such period, to the extent otherwise excluded from such calculation of EBITDA for such period, minus (iii) Capital Expenditures made during such
                             -----
     period, to the extent otherwise excluded from such calculation of EBITDA for such period, other than (x) Capital Expenditures made in such
                      ----------
     applicable period with the proceeds of Indebtedness incurred pursuant to and in accordance with (S)10.1(g) hereof, and (y) Capital Expenditures made during the applicable fiscal years ending January 31, 2002, January 31, 2003, and January 31, 2004, relating to the U.S. Restructuring (as defined in the definition of EBITDA in (S)1.l), not exceeding $31,750,000 (as determined on an aggregate, cumulative basis) of Capital Expenditures so excluded under this clause (y) from the calculation of the Fixed Charge Coverage Ratio, to (b) the amount equal to the result (without duplication) of (i) Consolidated Total Interest Expense (other than interest charges not required to be paid in cash) for such fiscal period, plus (ii) scheduled
                                                          ----
     (or otherwise required) payments of principal in respect of Indebtedness of the Company and its Non-Excluded Subsidiaries (other than any amounts owed to the Company or its Non-Excluded Subsidiaries) that are (or become) due and payable during such fiscal period pursuant to any agreement, instrument, or contract relating to such Indebtedness (with demand obligations to be deemed to be due and payable during any applicable fiscal period during which such obligations are outstanding), except (x) any such
                                                            ------
     principal amount the due date or maturity of which is validly extended to a date subsequent to such fiscal period, and (y) any such principal amount to the extent refinanced or refunded with other Indebtedness (and not with proceeds of Loans made under this Agreement) not due and payable during such fiscal period. For purposes of this (S)11.6, Consolidated Total Interest Expense shall be determined as provided in the definition of such term and the provisions relating thereto in the definition of Interest Coverage Ratio."

     (S)1.8  Reduction of Commitment Amounts.
             -------------------------------

     (a) Section 2.4.3 of the Credit Agreement is hereby amended by adding the following new text at the end of (S)2.4.3:

     "Effective on and as of January 31, 2001, the Total Revolving Commitment shall be automatically and permanently reduced by the Pro Rata Reduction Percentage (as determined for the Total Revolving Commitment) of the amount of $30,000,000, whereupon the Revolving Commitments of the Lenders shall be reduced pro rata in accordance with their respective Revolving Commitment Percentages of the applicable amount of such required reduction."

     (b) Section 4.4.3 of the Credit Agreement is hereby amended by adding the following new text at the end of (S)4.4.3:

     "Effective on and as of January 31, 2001, the Total Revolving Multicurrency Commitment shall be automatically and permanently reduced by the Pro Rata Reduction Percentage (as determined for the Total Revolving Multicurrency Commitment) of the amount of $30,000,000, whereupon the Revolting Multicurrency Commitments of the Lenders shall be reduced pro rata in
                                                               --------
     accordance with their respective Revolting Multicurrency Commitment Percentages of the applicable amount of such required reduction."

     (S)1.9.  Certain Default Provisions.  Section 14.1(c) of the Credit
              --------------------------
Agreement is hereby amended by deleting the phrase "the covenant set forth in
(S)11.2 hereof' and inserting in its place the phrase "any covenant contained in
(S)11 hereof". Section 14 of the Credit Agreement is hereby amended by adding the following new

     (S)14.l(t) immediately after (S)14.1(s) thereof:

           "(t) there shell be disclosed or reported financial results or information with respect to the Company and its Non-Excluded Subsidiaries for the fiscal year ending January 31, 2001 (whether in the form of the Company or its Non-Excluded Subsidiaries making or issuing a press release, by their reports fled with the Securities and Exchange Commission, in other public announcements by the Company or its Non-Excluded Subsidiaries, or in written statements or reports by such Persons to the Administrative Agent or any Lender) at any time at or prior to the time of delivery to the Administrative Agent and the Lenders pursuant to (S)9.4(a) of the audited financial statements for the fiscal year ending January 31, 2001, indicating financial performance for such fiscal year materially less favorable than was described in the financial projections for such fiscal year delivered by the Company to the Administrative Agent and the Lenders prior to the execution and delivery of the Sixth Amendment to this Agreement (except to the extent such adverse financial results or information for such fiscal year had in any event been disclosed in writing to the Administrative Agent and the Lenders prior to the execution and delivery of such Sixth Amendment to this Agreement);"

     (S)2.  Conditions to Effectiveness.  All provisions of this Amendment shall
            ---------------------------
be deemed to be, and shall become, effective as of the Effective Date referred to above, subject to the satisfaction of the following conditions precedent, on or prior to such date:

     (a) The Administrative Agent shall have received one or more counterparts of this Amendment duly executed and delivered by the Company, Samsonite Europe, and the Majority Lenders.

     (b) The Company shall have paid (and the Company hereby covenants and agrees to pay, subject to and simultaneously with the effectiveness of the applicable provisions of this Amendment) to the Administrative Agent on the Effective Date, for the respective accounts of each of those Lenders that, as of the Effective Date, have duly executed and delivered counterparts of this Amendment to the Administrative Agent, an amendment fee (the "Amendment Fee") in immediately available funds, which shall be equal to 0.125% (one-eighth of one percent) of the sum of (i) such Lender's Domestic Term Loan Commitment. Percentage of the then outstanding principal amount of the Domestic Term Loan and such Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, in each case if applicable, and (ii) the aggregate amount of such Lender's Commitments, if applicable.

     (c) The Company shall have paid (and the Company hereby covenants and agrees to pay, subject to and simultaneously with the effectiveness of this Amendment) to the Administrative Agent on the Effective Date, for the account of the Administrative Agent, certain fees set forth in the letter agreement between the Company and the Administrative Agent dated as of the Effective Date (the "Amendment Fee Letter") in the amounts sat forth in the Amendment Fee Letter. The Amendment Fee Letter shall have been duly executed and delivered by the Company and the Administrative Agent and shall be in full force and effect.

     (d) All proceedings in connection with the transactions contemplated by this Amendment and ail other documents incident thereto shall be reasonably satisfactory in substance and in form to the Administrative Agent and the Administrative Agent's Special Counsel, and the Administrative Agent and such counsel shall have received all such material information and all such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     (e) No Default or Event of Default shall exist or be continuing, and none shall exist upon (or after giving effect to) the effectiveness of this Amendment on and as of the Effective Date.

     (S)3.  Representations and Warranties.  Each of the Company and Samsonite
            ------------------------------
Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Effective Date, each of the representations and warranties made by it in $8 of the Credit Agreement after giving effect to this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement as amended hereby and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date, and except for such matters as have in each case been disclosed in writing by the Company to the Lenders and the Agents prior to the date of the execution and delivery hereof by the parties hereto), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of such Borrower, and have been duly authorized by all necessary corporate action on the part of such Borrower, and each further represents and warrants that the execution and delivery by such Borrower, of this Amendment and the performance by it of this Amendment and the transactions contemplated hereby will not contravene any material term or condition set forth in any material agreement or instrument to which it is a party or by which it is bound, including, in the case of the Company, but not limited to, the Subordinated Debt Documents and the 1998 Preferred Stock Documents.

     (S)4.  Ratification, Etc.  Except as expressly provided for herein, the
            -----------------
Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. AU references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)5.  No Waiver.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samson& Europe, or any rights of the Agents or the Lenders consequent thereon.

     (S)6.  Counterparts.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)7. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
           -------------
ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE

TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers or other applicable representatives thereunto duly authorized.

     [Signature pages follow; remainder of this page intentionally left blank].

                         Signature Pages for Borrowers
                         -----------------------------


     Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:


          The Company:                  SAMSONITE CORPORATION
          -----------


                                        By:       /s/ Richard H. Wiley
                                               ---------------------------------

                                        Name:     Richard H. Wiley
                                               ---------------------------------

                                        Title:    Chief Financial Officer
                                               ---------------------------------



          Samsonite Europe:             SAMSONITE EUROPE N.V.
          ----------------


                                        By:       /s/ Richard H. Wiley
                                               ---------------------------------

                                        Name:     Richard H. Wiley
                                               ---------------------------------

                                        Title:    Director
                                               ---------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                              BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association)


                              By:          /s/ Peter D. Griffith
                                     -------------------------------------------

                              Name:        Peter D. Griffith
                                     -------------------------------------------

                              Title:       Managing Director
                                     -------------------------------------------

                           Signature Pages for Lenders
                           ---------------------------

         The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                              FLEET NATIONAL BANK (formerly known as BankBoston, N.A.)

                              By:      /s/ James F. Lau
                                 -----------------------------------------------

                              Name:    James F. Lau
                                   ---------------------------------------------

                              Title:   Vice President
                                    --------------------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                              CIBC, INC.


                              By:          /s/ Gerald Girardi
                                     -------------------------------------------

                              Name:        Gerald Girardi
                                     -------------------------------------------

                              Title:       Executive Officer
                                     -------------------------------------------
                                           CIBC World Markets Corp., As Agent

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                             FORTIS BANK, N.V. (formerly known as Generale Bank)


                             By:        /s/ S.E. Janaway
                                    --------------------------------------------

                             Name:      S.E. Janaway
                                    --------------------------------------------

                             Title:     Directeur Analyse et Decision Corporate
                                    --------------------------------------------


                             By:        /s/ Jan Vandensteen
                                    --------------------------------------------

                             Name:      Jan Vandensteen
                                    --------------------------------------------

                             Title:     Senior Credit Manager - Corporate Risks
                                    --------------------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                         FORTIS (USA) FINANCE LLC (formerly known as Generale
                         (USA) Finance LLC)


                         By:        /s/ E. Matthews
                                ------------------------------------------------

                         Name:      A. Edwin Matthews
                                ------------------------------------------------

                         Title:     Senior Vice President
                                ------------------------------------------------


                         By:        /s/ R. Ricco Bono
                                ------------------------------------------------

                         Name:      R. Ricco Bono
                                ------------------------------------------------

                         Title:     Senior Vice President
                                ------------------------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                                   NATIONAL BANK OF CANADA


                                   By:       /s/ Raymond L. Yager
                                          --------------------------------------

                                   Name:     Raymond L. Yager
                                          --------------------------------------

                                   Title:    Vice President
                                          --------------------------------------


                                   By:       /s/ A. M. Conneen, Jr.
                                          --------------------------------------

                                   Name:     A.M. Conneen, Jr.
                                          --------------------------------------

                                   Title:    Vice President/Manager
                                          --------------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                         WELLS FARGO BANK WEST, NATIONAL ASSOCIATION (formerly known as Norwest Bank Colorado, National Association)


                         By:     /s/ Randall Schmidt
                                 ----------------------------------------------

                         Name:   Randall Schmidt
                                 ----------------------------------------------

                         Title:  Vice President
                                 ----------------------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                                       CYPRESSTREE INVESTMENT FUND, LLC

                                       By:  Cypress Tree Investment
                                            Management Company, Inc.,
                                            its Managing Member


                                       By:     /s/ P. Jeffrey Huth
                                               --------------------------------

                                       Name:   P. Jeffrey Huth
                                               --------------------------------

                                       Title:  Principal
                                               --------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                                   CYPRESSTREE INSTITUTIONAL FUND, LLC

                                   By:  Cypress Tree Investment
                                        Management Company, Inc.,
                                        its Managing Member


                                   By:     /s/ P. Jeffrey Huth
                                           ----------------------------------

                                   Name:   P. Jeffrey Huth
                                           ----------------------------------

                                   Title:  Principal
                                           ----------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                                      KZH CYPRESSTREE-1, LLC


                                      By:     /s/ Susan Lee
                                              --------------------------------

                                      Name:   Susan Lee
                                              --------------------------------

                                      Title:  Authorized Agent
                                              --------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                                         NORTHWOODS CAPITAL, LIMITED


                                         By:     /s/ John W. Fraser
                                                 ------------------------------

                                         Name:   John W. Fraser
                                                 ------------------------------

                                         Title:  Managing Director
                                                 ------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                                  NORTHWOODS CAPITAL, LIMITED

                                  By:  Angelo, Gordon & Co., L.P.,
                                       as Collateral Manager


                                  By:     /s/ John W. Fraser
                                          -------------------------------------

                                  Name:   John W. Fraser
                                          -------------------------------------

                                  Title:  Managing Director
                                          -------------------------------------

                          Signature Pages for Lenders
                          ---------------------------


     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:


                              CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                              By:  CypressTree Investment Management
                                   Company, Inc.
                                   as Portfolio Manager


                              By:     /s/ P. Jeffrey Huth
                                      ----------------------------------------

                              Name:   P. Jeffrey Huth
                                      ----------------------------------------

                              Title:  Principal
                                      ----------------------------------------

                           Signature Pages for Lenders
                           ---------------------------

         The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   FOOTHILL CAPITAL CORPORATION


                                   By:         /s/ R. Michael Bohannon
                                      ------------------------------------------

                                   Name:       R. Michael Bohannon
                                        ----------------------------------------

                                   Title:      Vice President
                                         ---------------------------------------